UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: July 31, 2003

                         Date of Report: April 30, 2004


                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.


           (Exact name of registrants as specified in their charters)



        Delaware                001-11331               43-1698480
        Delaware                333-06693               43-1742520
        Delaware                000-50182               43-1698481
        Delaware                000-50183               14-1866671
  ----------------------- ----------------- ----------------------------------
     (States or other          Commission            (I.R.S. Employer
     jurisdictions of             file             Identification  Nos.)
     incorporation or           numbers
      organization)




                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS

We are filing the unaudited interim consolidated balance sheets and footnotes of Ferrellgas Partner's L.P. and Ferrellgas L.P.'s non-public general partner Ferrellgas, Inc. to update its most recent audited consolidated balance sheets.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FERRELLGAS PARTNERS, L.P.

                                        By Ferrellgas, Inc., its general partner


Date:  April 30, 2004                   By  /s/ Kevin T. Kelly
                                        ----------------------------------------
                                        Kevin T. Kelly
                                        Senior Vice President and
                                        Chief Financial Officer



                                        FERRELLGAS PARTNERS FINANCE CORP.

Date:  April 30, 2004                   By  /s/ Kevin T. Kelly
                                        ----------------------------------------
                                        Kevin T. Kelly
                                        Senior Vice President and
                                        Chief Financial Officer


                                        FERRELLGAS, L.P.

                                        By Ferrellgas, Inc. (General Partner)


Date:  April 30, 2004                   By  /s/ Kevin T. Kelly
                                        ----------------------------------------
                                        Kevin T. Kelly
                                        Senior Vice President and
                                        Chief Financial Officer



                                        FERRELLGAS FINANCE CORP.


Date:  April 30, 2004                   By  /s/ Kevin T. Kelly
                                        ----------------------------------------
                                        Kevin T. Kelly
                                        Senior Vice President and
                                        Chief Financial Officer

                                INDEX TO EXHIBITS


   Exhibit No.                Description of Exhibit


     99.15       Unaudited interim consolidated balance sheets of Ferrellgas,
                  Inc. and footnotes as of January 31, 2004 and July 31, 2003.